GOLDMAN SACHS TRUST II

Class A, Class C, Institutional, Class IR, Class R and Class T Shares of the

Goldman Sachs Multi-Manager Alternatives Fund

(the “Fund”)

Supplement dated June 13, 2017 to the

Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”)

dated February 28, 2017, as supplemented

Effective June 16, 2017, Corsair Capital Management, L.P. (“Corsair”) will no longer be an Underlying Manager (investment subadviser) for the Fund. Accordingly, all references to Corsair in the Prospectus, Summary Prospectus and SAI are hereby deleted in their entirety as of that date. Although Corsair will no longer be an Underlying Manager as of such date, Goldman Sachs Asset Management, L.P. may allocate Fund assets away from Corsair prior to that date.

This Supplement should be retained with your Prospectus, Summary Prospectus and SAI for future reference.

MMALTUMCHG 06-17